------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): July 27, 1999





                       AMERICAN RESIDENTIAL EAGLE, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


            Delaware                 333-70189                33-0787975
----------------------------        -----------          -------------------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
     of Incorporation)              File Number)         Identification No.)



  445 Marine View Avenue
  Suite 100
  Del Mar, California                              92014
  ----------------------                        ----------
  (Address of Principal                         (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (858) 259-6082
                                                   ----- --------
------------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------

Filing of Certain Materials
---------------------------

     Pursuant to Rule 424(b)(5) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), American Residential Eagle, Inc. (the "Depositor") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to the Collateralized Home Equity Bonds, Series 1999-2 (the "Bonds") of American Residential Eagle Bond Trust 1999-2 (the "Trust").

Incorporation of Certain Documents by Reference
-----------------------------------------------

     The consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1998 and December 31, 1997, and for the three-year period ended December 31, 1998, included in the Annual Report on Form 10-K of Financial Security Assurance Holdings Ltd. (which was filed with the Securities and Exchange Commission on March 25, 1999) are hereby incorporated by reference in (i) this Current Report on Form 8-K; and (ii) the prospectus supplement for American Residential Eagle Bond Trust 1999-2 Collateralized Home Equity Bonds, Series 1999-2, and shall be deemed to be part hereof and thereof.

     In connection with the issuance of the Bonds, the Company is filing herewith the consent of PricewaterhouseCoopers LLP ("PWC") to the use of their name and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the Bonds. The consent of PWC is attached hereto as Exhibit 23.1

----------------------------

* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated March 18, 1999 and the prospectus supplement dated July 21, 1999, of the Trust relating to its Bonds.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         -------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.1     Consent of PWC

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AMERICAN RESIDENTIAL EAGLE, INC.



                                      By:  /s/ Jay M. Fuller
                                           ------------------------------------
                                           Name:  Jay M. Fuller
                                           Title:  President

Dated: July 29, 1999

Exhibit Index
-------------


Exhibit                                                                Page
-------                                                                ----

23.1         Consent of PWC